EXHIBIT 10.5

FORM OF NON-STATUTORY STOCK OPTION AGREEMENT

          This STOCK OPTION AGREEMENT (“Agreement”) dated [________], (“Grant Date”) is between INTERNATIONAL FUEL TECHNOLOGY, INC. (the “Company”), a Nevada corporation, and [Optionee], a(n) [employee and/or (non-employee) Director or non-employee Consultant] of the Company (the “Optionee”).

          In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee agree as follows:

SECTION 1. Grant of Option

          The Company hereby grants (the “Grant”) to the Optionee an option to purchase purchase [___________] shares of Common Stock of the Company at a purchase price per share according to the below schedule (herein called “Option”).

          The underlying shares of Common Stock to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be sold or transferred or offered for sale or transfer unless a registration statement under the Securities Act and other applicable securities laws with respect to such securities is then in effect, or in the opinion of counsel, such registration under the Securities Act and other applicable securities laws is not required.

          The Optionee and the Company agree that in order for the Option Grant to be legally binding, both the Optionee and the Company must sign this Agreement.

          Exercisability:

          1.1 The Option shall vest and become exercisable as follows:

[__________] shares at an exercise price of $[_________] with [vesting criteria and/or vesting date].

          1.2 The Option may be partially exercised from time to time within the limitations on exercisability set forth in Section 2.

          1.3 The Option shall expire and cease to be exercisable after [expiration date].

SECTION 2. Method of Exercise

          The Option or any part thereof may be exercised by (i) Optionee giving written notice to the Company, which notice shall state the election to exercise the Option and the number of whole shares of Common Stock with respect to which the Option is being exercised and (ii) Optionee providing the Company with full payment for the aggregate exercise price for the shares being purchased. The Optionee may also exercise any part of the Option in a cashless transaction with a registered broker-dealer acting on behalf of the Optionee.

SECTION 3. Termination of Option

          3.1 Unvested Options. If the Optionee ceases to be an Employee or Consultant of the Company due to termination by the Company For Cause or termination by the Optionee without Good Reason, all non-vested Options will automatically expire. If termination of employment by the Company is not For Cause or termination by Optionee is for Good Reason (other than Optionee’s Disability or death), all Options vest immediately. Such vested Options will then expire according to the provisions set forth in Section 3.2 below. Upon the Optionee’s death or Disability, all non-vested Options shall terminate.

          3.2 Vested Options. In the event the Optionee of a Non-statutory Stock Option ceases to be an Employee, Consultant or Director of the Company for any reason, the Optionee (or in the event of the Optionee’s death, a legal representative of the Optionee) may exercise all vested Options (to the extent that the Optionee was entitled to exercise such Options as of the date of termination) within the expiration of the term of the Options as set forth in the Option Agreement. If, after termination, the Optionee does not exercise the Options within the time specified herein, the Options shall terminate.

          3.3 References herein to an individual’s “Employment” shall include any and all periods during which such individual (i) is a common law employee of the Company, or (ii) serves as an officer or director of or consultant to the Company, but is not otherwise a common law employee of the Company. The Optionee shall be deemed to have terminated employment when the Optionee completely ceases to be employed (within the meaning of the preceding sentence) by the Company. The Board of Directors (“Board”) of the Company may in its discretion determine (i) whether any leave of absence constitutes a termination of employment within the meaning of this Agreement, and (ii) the impact, if any, of any such leave of absence on the Option granted under this Agreement.

          3.4 “Disability” means that (i) the Optionee has been unable, for a period of one hundred and eighty (180) days to perform his duties, as a result of physical or mental illness or injury, and (ii) a physician selected by the Company or its insurers, and acceptable to the Optionee or the Optionee’s guardian or legal representative, has determined that the Optionee’s incapacity is total and permanent.

          3.5 Termination of employment by the Company “For Cause” shall mean:

A.	any fraud, embezzlement or other dishonesty of the Optionee that materially and adversely affects the Company’s business or reputation; or

B.	disclosure to any party outside the Company any of the Confidential Information as hereinafter defined; or

C.	the refusal by Optionee to perform his material duties and obligations hereunder; or Optionee’s willful and intentional misconduct in the performance of his material duties and obligations.

          3.6 Termination of “employment” by the Optionee for “Good Reason” means:

A.

the assignment to the Employee of any duties inconsistent in any respect with employment agreements and/or consulting agreements (if applicable), other than actions that are not taken in bad faith and are remedied by the Company within fifteen (15) days after receipt of notice thereof from the Optionee;

B.

any failure by the Company to comply with any provision of with employment agreements and/or consulting agreements (if applicable), other than failures that are not taken in bad faith and are remedied by the Company within fifteen (15) days after receipt of notice thereof from the Optionee; or

C.	the occurrence of a Change in Control of the Company.

SECTION 4. Non-assignability

          No right granted to the Optionee under this Agreement shall be assignable or transferable without the prior written consent of the Company. The Company shall not unreasonably withhold such consent.

SECTION 5. Withholding Taxes

          Whenever shares of Common Stock are to be delivered upon exercise of the Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 6. Adjustments on Changes in Capitalization

          In the event of any increase or decrease, after the date of this Agreement, in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend, or other increase or decrease in such shares affected without receipt of consideration by the Company, the number of shares subject to the Option and the purchase price set forth in Section 1.1 shall be proportionately adjusted, provided, however, that any Option to purchase fractional shares resulting from any such adjustment shall be eliminated.

SECTION 7. Change of Control

          In the event that the Company undergoes a Change of Control, then all outstanding Options will vest immediately and be exercisable for a period of one year from the date upon which the Change of Control occurs.

          “Change of Control” shall mean (i) a merger or consolidation of the Company with or into another entity, or the exchange of securities (other than a merger or consolidation) by the holders of the voting securities of the Company and the holders of voting securities of any other entity, in which the shareholders of the Company immediately before the transaction do not own

50% or more of the combined voting power of the voting securities of the surviving entity or its parent immediately after the transaction; (ii) a dissolution of the Company; (iii) a transfer of all or substantially all of the assets of the Company in one transaction or a series of transactions occurring within a twelve month period to a “Person” or “Group” (as defined below); (iv) a transaction or a series of transactions occurring in which a Person or Group becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (v) a majority of the members of the Company’s Board is replaced during any twelve month period by directors whose appointment or election is not endorsed by a majority of the Company’s Board prior to the date of the appointment or election; provided, however, that a “Change of Control” shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee, or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company or any Subsidiary, (B) one or more of the “executive officers” of the Company that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control, or (C) one or more members of “senior management” as designated by the Chief Executive Officer from time to time, that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control. As used herein, “Person” and “Group” shall have the meanings set forth in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and “executive officer” shall have the meaning set forth in Rule 3b-7 promulgated under the 1934 Act. “Group” shall further be determined by the Plan Administrator to constitute “more than one person acting as a group.”

SECTION 8. Right of Discharge Reserved

          Nothing in this Agreement shall confer upon the Optionee the right to continue in the employment, or service of the Company, or affect any right which the Company may have to terminate the employment or service of the Optionee.

SECTION 9. Piggyback Registration Rights

          If the Company at any time proposes to register any of its equity securities under the Securities Act, and the registration form to be used may be used for the registration of any registrable securities (“Registrable Securities”), it will at such time give notice to all holders of Registrable Securities of its intention to do so and, upon the written request of any holder of Registrable Securities given to the Company within 5 days after the Company has given any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

•

If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company’s Board of Directors (the “Board”) shall determine, in its reasonable discretion, not to register such securities, the Company may, at its election, give notice of such determination to each holder of Registrable Securities that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration; and

•

If the Company shall be advised in writing by the managing underwriters (or, in connection with an offering which is not underwritten, by an investment banker) that in their or its opinion the number of securities requested to be included in such registration exceeds the largest number that can be sold in an orderly manner in such offering without adversely affecting the price range of such offering, the Company shall include in such registration statement to the extent of the number which the Company is so advised can be sold in such offering without material adverse effect, first, the securities, if any, being sold by the Company, and second, the Registrable Securities, on a pro rata basis (based on the number of shares of Registrable Securities requested to be so included in such registration.

SECTION 10. No Rights as a Stockholder

          The Optionee shall not have any rights as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to Optionee for such shares. Except for adjustments made pursuant to Section 6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

SECTION 11. Definition of Common Stock

          The term “Common Stock” as used in this Agreement means the shares of voting common stock of the Company, par value $.01 per share, as constituted on the date of this Agreement and any other shares into which such common stock shall thereafter be changed by reason of recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

SECTION 12. Section Headings

          The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections.

SECTION 13. Notices

          Any notice to be given to the Company or the Committee hereunder shall be in writing and shall be addressed to the Company at 7777 Bonhomme Avenue, Suite 1920, St. Louis, Missouri 63105, or at such other address as the Company may hereafter designate to the Optionee by notice as provided herein. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath Optionee’s signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive the same.

SECTION 14. Successors and Assigns

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company, the heirs and personal representatives of the Optionee.

SECTION 15. Modification Of Agreement

          At any time and from time to time the Company may modify, extend or renew the Option; provided that no such modification, extension or renewal may (i) impair the Optionee’s rights under the Option in any respect (without the Optionee’s consent) or (ii) conflict with applicable rules under the Securities Act of 1934.

SECTION 16. Governing Law

          This Agreement shall be governed in all respects, including as to validity, interpretation and effects, by the laws of the State of Missouri, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the federal courts of the United States of America, in each case located in the State of Missouri, City and County of Saint Louis, solely in respect to any dispute or lawsuit arising out of the interpretation and enforcement of the provisions of this Agreement and any and all documents referred to in this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Missouri federal court.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INTERNATIONAL FUEL TECHNOLOGY, INC.

Date:

OPTIONEE

[Optionee Name]
Address:

Date: